American Century Growth Funds, Inc. Prospectus Supplement
Legacy Multi Cap Fund ■ Legacy Focused Large Cap Fund Legacy Large Cap Fund
Supplement dated April 22, 2016 ■ Prospectus dated December 1, 2015

Important Notice Regarding Change in Investment Policy
The changes below will be effective as of June 21, 2016.
The Legacy Focused Large Cap Fund is renamed the Focused Dynamic Growth Fund. All references to Legacy Focused Large Cap on pages 14 and 15 of the prospectus are hereby deleted and all other references are replaced with Focused Dynamic Growth.
The advisor has also agreed to waive 0.08 percentage points of the Legacy Focused Large Cap Fund’s management fee. The advisor expects this waiver to continue until November 30, 2017, and cannot terminate it prior to such date without the approval of the Board of Directors.
The following replaces the Principal Investment Strategies section on page 3 of the prospectus:
Principal Investment Strategies
The portfolio managers look for stocks of early and rapid stage growth companies they believe will increase in value over time. The portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. Under normal market conditions, the fund will invest in 30 to 45 securities.
The portfolio managers use a variety of analytical research tools and techniques to identify the stocks of companies that meet their investment criteria. Under normal market conditions, the portfolio managers seek securities of companies whose earnings or revenues are not only growing, but growing at an accelerated pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Among other variables, the portfolio managers will consider the fund’s growth and momentum profile relative to the benchmark. Other analytical techniques help identify additional signs of business improvement, such as increasing or the expectation of increasing cash flows, or other indications of financial health. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.
Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies when these securities meet the portfolio managers’ standards of selection.
The following replaces the Principal Risks section on page 3 of the prospectus:
Principal Risks

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Growth Stocks - Investments in growth stocks may be more volatile than other stocks and the overall stock market. These stocks are typically priced higher than other stocks because of their growth potential, which may or may not be realized. These risks may even be greater for early and rapid stage growth companies.

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Issuer Focus Risk - Under normal market conditions, the fund will invest in 30 to 45 securities. As result, the fund’s performance may be more volatile than the performance of funds holding more securities.

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Style Risk - If at any time the market is not favoring the fund’s growth investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

•	Market Risk - The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.

•	Price Volatility - The value of the fund’s shares may fluctuate significantly in the short term.

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Foreign Securities - The fund may invest in foreign securities, which can be riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

•	Principal Loss - At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The following entry is added to the bottom of the Average Annual Total Returns table on page 4 of the prospectus:

Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	13.05%	15.80%	9.37%	05/31/2006
1 Effective June 21, 2016 the fund’s investment advisor has selected a different index for comparison purposes. The advisor believes the Russell 1000® Growth Index is more reflective of the fund’s strategy.

The following replaces the Portfolio Managers section on page 4 of the prospectus:
Portfolio Managers
Keith Lee, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2016.
Michael Li, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2016.

The following is added before the Objectives, Strategies and Risks section on page 14 of the prospectus:
Objectives, Strategies and Risks
FOCUSED DYNAMIC GROWTH FUND
What is the fund’s investment objective?
The fund seeks long-term capital growth.
What are the fund’s principal investment strategies?
The portfolio managers look for stocks of early and rapid stage growth companies they believe will increase in value over time. The portfolio managers use a bottom-up approach to stock selection. This means that the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. Under normal market conditions, the fund will invest in 30 to 45 securities.
Using a variety of analytical research tools, the portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the portfolio managers seek securities of companies whose earnings and revenues are not only growing, but growing at an accelerated pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Among other variables, the portfolio managers will consider the fund’s growth and momentum profile relative to the benchmark. Other analytical techniques help identify additional signs of business improvement, such as increasing or the expectation of increasing cash flows, or other indications of financial health. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.
Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies when these securities meet the portfolio managers’ standards of selection.
The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally.
In the event of exceptional market or economic conditions, the fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies. To the extent the fund assumes a defensive position, it may not achieve its investment objective.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.
What are the principal risks of investing in the fund?
Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. If the portfolio managers’ assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the price of the stock may fail to reach the value the portfolio managers have placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market. These risks may even be greater for early and rapid stage growth companies.
Under normal market conditions, the fund will invest in 30 to 45 securities. As a result, the fund’s performance may be more volatile than the performance of funds holding more securities and the fund’s losses may be magnified by adverse events affecting a particular issuer.
Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the growth style used by the fund, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.
The value of a fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities a fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.
The managers believe this strategy provides substantial appreciation potential over the long term, however, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.
Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. To the extent a fund invests in foreign securities, the overall risk of that fund could be affected.
The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs or have tax consequences. To the extent that a large shareholder (including a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets. Although the advisor seeks to minimize the impact of such transactions where possible, the fund’s performance may be adversely affected.
At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

The following replaces the “Objectives, Strategies and Risks” heading on page 14 of the prospectus:
Objectives, Strategies and Risks
LEGACY LARGE CAP FUND & LEGACY MULTI CAP FUND
The following replaces The Fund Management Teams section on page 17 of the prospectus:
The Fund Management Teams
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objectives and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of Focused Dynamic Growth Fund are identified below.
Keith Lee
Mr. Lee, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2016. He initially joined American Century Investments in 1998 and rejoined in 2001. He became a portfolio manager in 2003. He has a bachelor of science degree in industrial engineering from Columbia University. He is a CFA charterholder.
Michael Li
Dr. Li, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2016. He joined American Century Investments in 2002 as an investment analyst and became a portfolio manager in 2006. Before joining American Century Investments, he attended The Wharton School at the University of Pennsylvania, where he obtained his MBA. He also has a bachelor of science degree from the University of Science and Technology of China and a Ph.D. from the University of Michigan.
The portfolio manager who is primarily responsible for the day-to-day management of Legacy Large Cap Fund is identified below.
Stephen Pool
Mr. Pool, Portfolio Manager, has been a member of the team that manages the funds since 2007. He joined American Century Investments in 1992, became an investment analyst in 2002, and became a portfolio manager in 2009. He holds a bachelor’s degree in economics from Truman State University and an MBA in international business from Avila University.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of Legacy Multi Cap Fund are identified below.
Stephen Pool
Mr. Pool, Portfolio Manager, has been a member of the team that manages the funds since 2007. He joined American Century Investments in 1992, became an investment analyst in 2002, and became a portfolio manager in 2009. He holds a bachelor’s degree in economics from Truman State University and an MBA in international business from Avila University.
Donald K. Owen
Mr. Owen, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since 2006. He joined American Century Investments in 2002, became a lead quantitative researcher in 2008 and a portfolio manager in 2016. He has a bachelor’s degree in electrical engineering from California State University, Long Beach and an MS in electrical engineering from the University of Southern California.

Effective immediately, the Legacy Focused Large Cap Fund has changed its classification from nondiversified to diversified. All references to the fund being nondiversified are deleted.

©2016 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-89019 1604

American Century Growth Funds, Inc. Statement of Additional Information Supplement
Legacy Multi Cap Fund ■ Legacy Focused Large Cap Fund Legacy Large Cap Fund
Supplement dated April 22, 2016 ■ Statement of Additional Information dated December 1, 2015

Important Notice Regarding Change in Investment Policy
The change below will be effective as of June 21, 2016.

The Legacy Focused Large Cap Fund is renamed the Focused Dynamic Growth Fund and all references to Legacy Focused Large Cap are replaced with Focused Dynamic Growth.

Effective immediately, the Legacy Focused Large Cap Fund has changed its classification from nondiversified to diversified. All references to the fund being nondiversified are deleted.

©2016 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-89020 1604